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                      AMENDMENT TO ASSET PURCHASE AGREEMENT


     THIS AMENDMENT dated as of April 20, 1998 (this "Amendment"), among Tadiran Limited, an Israeli corporation ("Tadiran"), Tadiran Microwave Networks, Inc., a Delaware corporation ("TMN"), and California Microwave, Inc., a Delaware corporation ("Seller"). Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in the Purchase Agreement (as defined below).


                                 R E C I T A L S

     A. Tadiran and Seller have entered into and executed an Asset Purchase Agreement dated as of March 1, 1998 (the "Purchase Agreement").

     B. Section 10.5(g) of the Purchase Agreement permits Tadiran to assign its rights under the Purchase Agreement to any of its Subsidiaries.

     C. Tadiran wishes to assign all of its rights under the Purchase Agreement to TMN and TMN wishes to accept and receive such rights from Tadiran.

     D. The parties also desire to amend the Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties made herein and in the Purchase Agreement, and of the mutual benefits to be derived hereby and thereby, the parties agree that the Purchase Agreement shall be amended, and the same hereby is amended, as follows:

     1. Assignment and Assumption. Tadiran hereby conveys, bargains, transfers, sets over and assigns to TMN, its successors and assigns, all of Tadiran's rights under the Purchase Agreement, as amended hereby, including, without limitation, the right to acquire the Assets. TMN hereby assumes and agrees to perform all of Tadiran's covenants and agreements under the Purchase Agreement, as amended hereby. For purposes of the Closing under the Purchase Agreement, as amended hereby, and thereafter, TMN shall be substituted for Tadiran as the "Buyer" thereunder.

     2. Joint and Several Liability. Tadiran shall be jointly and severally liable with TMN in respect of the covenants and agreements assumed by TMN hereunder.



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     3. Amendments to the Purchase Agreement.

     (a) Recital A of the Purchase Agreement hereby is amended by adding immediately after the words "unincorporated division" the following words: "and the Seller Foreign Subsidiaries".

     (b) Section 2.1 of the Purchase Agreement hereby is amended by deleting the word "15th" and replacing it with the word "21st".

     (c) Section 5.1 of the Purchase Agreement hereby is amended by adding a new paragraph (n) at the end thereof as follows:

          "(n) Seller Foreign Subsidiaries. For purposes of this Section 5.1 and
     Section 6.2, through the Closing Date, the term Seller shall include, where applicable, the Seller Foreign Subsidiaries."

          (d) Clause (v) of Section 9.1 of the Purchase Agreement hereby is amended by: (1) adding immediately after the word "Seller" the following words: "or any of the Seller Foreign Subsidiaries"; and (2) adding at the end thereof the following: "; "

          (e) Section 9.1 of the Purchase Agreement hereby is amended by adding new clauses (vi), (vii) and (viii) at the end thereof as follows:

               "(vi) any debt, claim, liability, obligation or commitment of any of the Seller Foreign Subsidiaries (including Losses resulting from or arising out of the non-performance or non-compliance by any Seller Foreign Subsidiary of any agreement or condition of any contract, agreement, license, lease, Governmental Approval, commitment, order or other instrument or arrangement to which it is a party or by which it or any of its property is bound, which agreement or condition was required thereby to be performed or complied with by such Seller Foreign Subsidiary prior to or on the Closing Date), except to the extent the same constitutes an Assumed Liability;

               (vii) any termination of, or any acceleration of any of the obligations or liabilities under, the Discretionary Grant Agreement, dated January 3, 1995, between the Industry Research and Development Board and Microwave Networks Australia Pty. Ltd., including any costs, charges and expenses incurred in connection with a demand by the Industry Research and Development Board that Microwave Networks Australia Pty. Ltd. repay all or any portion of the grant monies that have been provided to Microwave Networks Australia Pty. Ltd., which termination or acceleration is



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          the result of the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby; and

               (viii) any termination by California Microwave S.A. de C.V. (or its successor), whether before or after the Closing, of the employment of or any consulting or similar arrangement or agreement with Sr. Fernando Vallarta Aguilar (including the agreement referred to in Item No. 10 of Schedule 3.11(a))."

     (f) Clause (vi) of Section 9.2 hereby is amended to read as follows:

          "(vi) the operation of the Business by Buyer or Buyer's ownership, operation or use of the Assets (including the assets of the Seller Foreign Subsidiaries) following the Closing Date except to the extent such Loss is the result of any action of Seller or any of the Seller Foreign Subsidiaries prior to the Closing."

     (g) The definition of "Business" contained in Section 10.1 of the Purchase Agreement hereby is amended by adding immediately after the words "MN Division" the words: "(including the Seller Foreign Subsidiaries)".

     (h) The definition of "Seller Foreign Subsidiaries" in Section 10.1 hereby is amended to read as follows:

          "Seller Foreign Subsidiaries: Microwave Networks (Phils.), Inc., a registered Philippine company; California Microwave S.A. de C.V., a registered Mexican company; and Microwave Networks Australia Pty. Ltd., a registered Australian company."

     (i) Clause (i) of Section 10.4 of the Purchase Agreement hereby is amended by: (1) adding immediately after the words "if to Buyer, to:" the following words:

                        "Tadiran Microwave Networks, Inc.
                       4000 Greenbriar
                       Stafford, Texas 77477
                       Attention: President
                       Facsimile: 281/263-6413

                       with copies to:"

; and (2) deleting the words "with a copy to:" and replacing such deleted words with the word "and".

     (j) Section 2.3 of the Purchase Agreement hereby is amended by adding a new paragraph at the end thereof as follows:



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          "An aggregate amount of $434,000 of the Cash Portion shall be allocated to the purchase of the Shares included in the Assets as follows:
     (a) $354,000 for the purchase of the capital stock of California Microwave S.A. de C.V.; (b) $50,000 for the purchase of the capital stock of California Microwave (Phils.), Inc.; and (c) $30,000 for the purchase of the capital stock of Microwave Networks Australia Pty. Ltd."

     (k) The first sentence of the fourth paragraph of Section 3.10(a) of the Purchase Agreement hereby is amended to read as follows:

          "The capitalization of each of the Seller Foreign Subsidiaries immediately prior to the Closing is set forth on Schedule 3.10A attached hereto; immediately prior to the Closing, the Persons set forth on Schedule 3.10A will be the owners, beneficially and of record, of all the issued and outstanding Shares of the Seller Foreign Subsidiaries set forth opposite their respective names, which represent all the issued and outstanding Shares, and each such Person will have good and valid title to the Shares listed opposite such Person's name, free and clear of all Liens."

     (l) Section 5.2 of the Purchase Agreement hereby is amended by adding a new paragraph (i) at the end thereof:

          "(i) IRDB. Buyer shall use commercially reasonable efforts after the Closing to cause the Industry Research and Development Board to waive any right of termination that it may have under the Discretionary Grant Agreement with Microwave Networks Australia Pty. Ltd. as a result of the consummation of the transactions contemplated by this Agreement."

     (m) Article X of the Purchase Agreement hereby is amended by adding a new
Section 10.10 at the end thereof:

          "Section 10.10 China and Singapore Facilities. For the period commencing on the Closing Date and ending on the 180th day after the Closing Date, (a) Buyer may occupy and continue to conduct the operations of the Business at, and exercise Seller's rights and otherwise utilize, the facility of Seller at 1008 East Ocean Center, 24A, Jian Guo Men Wai Da Jie, Beijing, China (the "China Facility"), in a manner substantially similar to that conducted by Seller prior to the Closing; and (b) Seller may occupy and continue to conduct its non-Business operations at, and exercise Seller's rights and otherwise utilize, the facility of Buyer at 10 Collyer Quay No. 13-08, Ocean Building, Singapore (the "Singapore Facility"), in a manner



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     substantially similar to that conducted by Seller prior to the Closing. In the case of the China Facility, Buyer promptly shall reimburse Seller for any reasonable out-of-pocket expenses (including a pro rata share of rental expense) incurred and paid to non-Affiliate third parties in connection with the utilization by Buyer of the China Facility pursuant to this Section. In the case of the Singapore Facility, Seller promptly shall reimburse Buyer for any reasonable out-of-pocket expenses (including a pro rata share of rental expense) incurred and paid to non-Affiliate third parties in connection with the utilization by Seller of the Singapore Facility pursuant to this Section. The allocation of out-of-pocket expenses between the operations of the Business by Buyer and Seller's non-Business operations at each of the China Facility and the Singapore Facility, respectively, for purposes of reimbursement pursuant to this Section, shall be made on a reasonable basis, taking into account the number of employees of Buyer and Seller, respectively, at each such facility and the square footage used thereat by Buyer and Seller, respectively."

     (n) Clause (f) of Section 2.4 of the Purchase Agreement hereby is amended by adding immediately after the words "on Schedule 3.5" the following words:
"(other than the claim described in Item No. 3 of Schedule 3.5)"

     (o) Section 2.5 of the Purchase Agreement hereby is amended by: (1) adding at the end of paragraph (o) thereof the following word "; or"; and (2) adding new paragraphs (p) and (q) at the end thereof as follows:

          "(p) the claim described in Item No. 3 of Schedule 3.5; or

          (q) the agreement between California Microwave S.A. de C.V. and Sr. Fernando Vallarta Aguilar referred to in Item No. 10 of Schedule 3.11(a)."

     (p) The definition of "Affiliate" in Section 10.1 of the Purchase Agreement hereby is amended by adding the following new sentence at the end thereof:
"Following the Closing, each of the Seller Foreign Subsidiaries shall be an Affiliate of Buyer.

     (q) Section 10.2 of the Purchase Agreement hereby is amended by adding the following new sentence at the end thereof: "Seller shall reimburse Buyer for a reasonable portion of the legal fees and expenses of Buyer's counsel in Australia and the Philippines with respect to the consummation of the transactions contemplated by this Agreement."



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     (r) Section 3.27 of the Purchase Agreement hereby is amended by deleting the second and third sentences thereof.

     4. Amendments to the Schedules to the Purchase Agreement.

     (a) Item 1 of Schedule 1.2 to the Purchase Agreement hereby is amended by:
(1) deleting in the first paragraph thereof clause (v) in its entirety; (2) deleting in the sixth line of the second paragraph thereof the word "and"; and
(3) adding at the end of the second paragraph thereof the following words: "; and 1008 East Ocean Centre, 24A, Jian Guo Men Wai Da Jie, Beijing, China."

     (b) Attachment A to Schedule 3.11(a) to the Purchase Agreement hereby is amended by deleting the attachments referred to in Attachment A to Schedule 3.11(a) in its entirety. An amended attachment to Attachment A to Schedule 3.11(a), a copy of which is attached hereto as Exhibit A ("Attachment to Attachment A to Schedule 3.11(a)") and incorporated herein by reference, shall be substituted therefor, and all references in Attachment A to Schedule 3.11(a) to attachments shall, from and after the date hereof, mean and refer to such amended Attachment to Attachment A to Schedule 3.11(a).

     (c) Schedule 3.14(a) to the Purchase Agreement hereby is amended by deleting the Attachment to Schedule 3.14(a) in its entirety. An amended Attachment to Schedule 3.14(a), a copy of which is attached hereto as Exhibit B ("Attachment to Schedule 3.14(a)") and incorporated herein by reference, shall be substituted therefor, and all references in Schedule 3.14(a) to an attachment shall, from and after the date hereof, mean and refer to such amended Attachment to Schedule 3.14(a).

     (d) Schedule 3.17 to the Purchase Agreement hereby is amended by deleting the Attachment to Schedule 3.17 in its entirety. An amended Attachment to
Schedule 3.17, a copy of which is attached hereto as Exhibit C ("Attachment to Schedule 3.17") and incorporated herein by reference, shall be substituted therefor, and all references in Schedule 3.17 to an attachment shall, from and after the date hereof, mean and refer to such amended Attachment to Schedule 3.17.

     (e) Schedule 3.23 to the Purchase Agreement hereby is amended by deleting the Attachment to Schedule 3.23 in its entirety. An amended Attachment to
Schedule 3.23, a copy of which is attached hereto as Exhibit D ("Attachment to Schedule 3.23") and incorporated herein by reference, shall be substituted therefor, and all references in Schedule 3.23 to an attachment shall, from and after the date hereof, mean and refer to such amended Attachment to Schedule 3.23.



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     (f) Schedule 3.24 to the Purchase Agreement hereby is amended by deleting the Attachment to Schedule 3.24 in its entirety. An amended Attachment to
Schedule 3.24, a copy of which is attached hereto as Exhibit E ("Attachment to Schedule 3.24") and incorporated herein by reference, shall be substituted therefor, and all references in Schedule 3.24 to an attachment shall, from and after the date hereof, mean and refer to such amended Attachment to Schedule 3.24.

     (g) Schedule 5.2(e) to the Purchase Agreement hereby is amended by deleting the Attachment to Schedule 5.2(e) in its entirety. An amended Attachment to
Schedule 5.2(e), a copy of which is attached hereto as Exhibit F ("Attachment to Schedule 5.2(e)") and incorporated herein by reference, shall be substituted therefor, and all references in Schedule 5.2(e) to an attachment shall, from and after the date hereof, mean and refer to such amended Attachment to Schedule 5.2(e).

     (h) Schedule 7.1 to the Purchase Agreement hereby is amended by deleting the Attachment to Schedule 7.1 in its entirety. An amended Attachment to
Schedule 7.1, a copy of which is attached hereto as Exhibit G ("Attachment to Schedule 7.1") and incorporated herein by reference, shall be substituted therefor, and all references in Schedule 7.1 to an attachment shall, from and after the date hereof, mean and refer to such amended Attachment to Schedule 7.1.

     (i) A new Schedule 3.10A to the Purchase Agreement hereby is added to the Purchase Agreement, a copy of which is attached hereto as Exhibit H and incorporated herein by reference, and all references to Schedule 3.10A in the Purchase Agreement shall mean and refer to such Schedule 3.10A.

     (j) Schedule 3.5 to the Purchase Agreement hereby is amended by adding a new Item No. 3 at the end thereof:

          "3. On or about April 16, 1998, Fernando Vallarta Aguilar telephoned George Spillane of Seller and claimed that he was owed U.S. $146,000 by California Microwave S.A. de C.V."

     (k) Schedule 3.11(a) to the Purchase Agreement hereby is amended by adding a new Item No. 10 at the end thereof:

          "10. VALLARTA AGREEMENT. Independent Professional Services Agreement, dated January 1, 1997, between California Microwave S.A. de C.V. and Fernando Vallarta Aguilar."

     5. Agreement in Full Force. As expressly amended hereby, the Purchase Agreement shall remain in full force and effect, and the parties hereby ratify and confirm the same.



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     6. Counterparts. This Amendment may be executed (including by facsimile transmission) by the parties with counterpart signature pages or in one or more counterparts, each of which shall be deemed to be an original.












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     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.


                                        TADIRAN LIMITED


                                        By:
                                            ------------------------------------
                                            Name:  Israel Zamir
                                            Title: President


                                        By:
                                            ------------------------------------
                                            Name:  Yossef Ben Shalom
                                            Title: Chief Financial Officer



                                        TADIRAN MICROWAVE NETWORKS, INC.


                                        By:
                                            ------------------------------------
                                            Name:  Israel Zamir
                                            Title: Director


                                        By:
                                            ------------------------------------
                                            Name:  Bosmat Chelouche
                                            Title: Secretary



                                        CALIFORNIA MICROWAVE, INC.


                                        By:
                                            ------------------------------------
                                            Name:  George L. Spillane
                                            Title: Vice President and Secretary



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